                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                                ---------------

                        Date of Report (Date of earliest
                        event reported) January 25, 1999

                                ---------------

                       Iridium World Communications Ltd.
             (Exact name of registrant as specified in its charter)

    Bermuda                          0-22637                       52-2025291
(State or other                   (Commission File              (I.R.S. Employer
jurisdiction of                       Number)                    Identification
organization)                                                        Number)

           Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                 (441) 295-5950
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                ---------------

                                  Iridium LLC
             (Exact name of registrant as specified in its charter)

    Delaware                          0-22637-01                 52-1984342
(State or other                    (Commission File            (I.R.S. Employer
jurisdiction of                        Number)                 Identification
organization)                                                       Number)

                  1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                ---------------

                             Iridium Operating LLC
             (Exact name of registrant as specified in its charter)

    Delaware                           0-22637-02                52-2066319
(State or other                     (Commission File           (I.R.S. Employer
jurisdiction of                          Number)                Identification
organization)                                                     Number)

                  1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                ---------------

                          Iridium Capital Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                           333-31741-03               52-2048739
(State or other                      (Commission File          (I.R.S. Employer
jurisdiction of                           Number)                Identification
organization)                                                       Number)

                  1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                ---------------

                                 Iridium IP LLC
             (Exact name of registrant as specified in its charter)

    Delaware                           333-31741-01              52-2048736
(State or other                      (Commission File          (I.R.S. Employer
jurisdiction of                          Number)                Identification
organization)                                                       Number)

                  1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                ---------------

                              Iridium Roaming LLC
             (Exact name of registrant as specified in its charter)

    Delaware                        333-31741-02                  52-2048734
(State or other                   (Commission File             (I.R.S. Employer
jurisdiction of                        Number)                  Identification
organization)                                                      Number)

                  1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                ---------------

                         Iridium Facilities Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                        333-44349-04                 52-2083969
(State or other                   (Commission File             (I.R.S. Employer
jurisdiction of                       Number)                   Identification
organization)                                                       Number)

                  1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

Item 5. Other Events

         On January 25, 1999, Iridium LLC issued a press release, a copy of which is attached hereto as Exhibit 99.1. The attachment contains forward looking statements, regarding the registrants' expected funding requirements, sources of funds and uses of funds for 1999 and thereafter. These forward looking statements are based on a number of assumptions, including the expectations of the Parent and Operating about their ability to generate revenues from operations, and should be viewed in light of, among other things, the following facts: (i) the Parent and Operating have no meaningful history of operations or revenues and there is no operational service that provides a direct comparison to the Iridium services; (ii) the estimates of the Parent and Operating assume, among other things, that Operating will transition smoothly from a development stage company into an operating company; (iii) the availability of the additional sources of funding the Parent and Operating expect to be able to use is not completely within their control and is conditioned upon the satisfaction of certain conditions (including obtaining and retaining customers and generating revenues); and (iv) the Parent and Operating face many challenges and risks. It is likely that there would be a material adverse effect on the Parent and Operating if actual funding requirements (net of revenues from operations) significantly exceed current estimates. For a discussion of some of the factors that could cause actual results to differ from those expressed or implied by the forward looking statements included in this report, consult the registrants' other filings with the Securities and Exchange Commission, including Exhibit 99 to their report on Form 10-Q for the period ended September 30, 1998.

         Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) The following exhibits are filed herewith.

         Exhibit Number                          Description
         99.1                              Press release dated January 25, 1999.

         99.2                              Certain Factors Which May Affect Forward Looking Statements: Incorporated by reference to
                                           Exhibit 99 to the Annual Report on Form 10-K of Iridium World Communications Ltd.
                                           ("IWCL") and Iridium LLC for the fiscal year ended December 31, 1997.

         99.3                              Certain Factors Which May Affect Forward Looking Statements: Incorporated by reference to Exhibit 99.1 to the Quarterly Report
                                        on Form 10-Q of IWCL and Iridium LLC
                                        for the quarter ended September 30,
                                        1998.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           IRIDIUM WORLD COMMUNICATIONS LTD.

                                           By                   /s/
                                             ----------------------------------
                                               Name: Edward F. Staiano
                                               Title: Chief Executive Officer

                                           IRIDIUM LLC

                                           By                    /s/
                                             ----------------------------------
                                               Name: F. Thomas Tuttle
                                               Title: Secretary

                                           IRIDIUM OPERATING LLC

                                           By                 /s/
                                             ----------------------------------
                                               Name: F. Thomas Tuttle
                                               Title: Secretary

                                           IRIDIUM CAPITAL CORPORATION

                                           By                 /s/
                                             ----------------------------------
                                               Name: F. Thomas Tuttle
                                               Title: Secretary

                                           IRIDIUM ROAMING LLC

                                           By                /s/
                                             ----------------------------------
                                               Name: F. Thomas Tuttle
                                               Title: acting secretary

                                           IRIDIUM IP LLC

                                           By                 /s/
                                             ----------------------------------
                                               Name: F. Thomas Tuttle
                                               Title: acting secretary

                                           IRIDIUM FACILITIES CORPORATION

                                           By                 /s/
                                             ----------------------------------
                                               Name: F. Thomas Tuttle
                                               Title: Secretary
Date:   January  27, 1999

                                 EXHIBIT INDEX


Exhibit Number                    Description
         99.1                     Press release dated January 25, 1999.

         99.2                     Certain Factors Which May Affect Forward Looking Statements: Incorporated by reference to Exhibit
                                  99 to the Annual Report on Form 10-K of Iridium World Communications Ltd. ("IWCL") and Iridium LLC
                                  for the fiscal year ended December 31, 1997.

         99.3                     Certain Factors Which May Affect Forward Looking Statements: Incorporated by reference to Exhibit
                                  99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended September
                                  30, 1998.